Exhibit (10) (xi)
     This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (“Amendment”) is entered into as of July 8, 2010 by and among COOPER TIRE & RUBBER COMPANY, a Delaware corporation (“Cooper”), MAX-TRAC TIRE CO., INC., an Ohio corporation (“Max-Trac” and together with Cooper, collectively, “Borrowers”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, and the Lenders party hereto.
Recitals
     A. The Borrowers, the Lenders and the Administrative Agent are party to that certain Loan and Security Agreement, dated as of November 9, 2007, (as such agreement may be amended, restated, or otherwise modified from time to time, the “Loan Agreement”) pursuant to which the Lenders have agreed to make certain loans and extend certain other financial accommodations to the Borrower as provided therein. Terms defined in the Loan Agreement, where used in this Amendment, shall have the same meanings in this Amendment as are prescribed by the Loan Agreement.
     B. The Borrowers have requested that the Issuing Bank and Required Lenders amend certain terms of the Loan Agreement as set forth herein.
     NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or financial accommodations heretofore, now, or hereafter made to or for the benefit of the Borrowers by the Lenders, it hereby is agreed as follows:
ARTICLE 1
AMENDMENT TO LOAN AGREEMENT
     Section 1.1 Amendment. The defined term “Letter of Credit Subline” located in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:
               “Letter of Credit Subline: $75,000,000.”
ARTICLE 2
MISCELLANEOUS
     Section 2.1 Conditions to Effectiveness. This Amendment shall become effective upon satisfaction or waiver of the following conditions precedent, as determined by the Administrative Agent in its sole discretion:
(a)	this Amendment shall have been duly executed and delivered by the Administrative Agent, Borrowers, Issuing Bank and Required Letters; and

(b)	all representations and warranties of the Borrowers contained herein shall be true and correct in all aspects.
     Section 2.2 Representations, Warranties, and Covenants of the Borrowers. Each Borrower hereby represents and warrants that as of the date of this Amendment and after giving effect hereto (a) no event has occurred and is continuing which, after giving effect to this Amendment, constitutes a Default or an Event of Default, (b) the representations and warranties of such Borrower contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (c) the execution and delivery by such Borrower of this Amendment and the performance by such Borrower of the Loan Agreement, as amended by this Amendment, are within such Borrower’s corporate powers and have been duly authorized by all necessary action, (d) this Amendment and the Loan Agreement, as amended by this Amendment, are legal, valid, and binding obligations of such Borrower enforceable against such Borrower in accordance with their terms, and (e) the execution and delivery by such Borrower of this Amendment and the performance by such Borrower of the Loan Agreement, as amended by this Amendment, do not require the consent of any Person (other than that which has been obtained) and do not contravene the terms of such Borrower’s Organic Documents, any Restrictive Agreement or any other indenture, agreement, or undertaking to which such Borrower is a party or by which such Borrower or any of its property is bound.

     Section 2.3 Reference to and Effect on the Loan Agreement. Except as expressly provided herein, the Loan Agreement and all other Loan Documents shall remain unmodified and in full force and effect and are hereby ratified and confirmed. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver or forbearance of (a) any right, power, or remedy of the Lenders under the Loan Agreement or any of the other Loan Documents or (b) any Default or Event of Default. This Amendment shall constitute a Loan Document.
     Section 2.4 Fees, Costs, and Expenses. Subject to and in accordance with Section 3.4 of the Loan Agreement, the Borrowers agree to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery, and closing of this Amendment and all related documentation, including the fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.
     Section 2.5 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto as separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together, shall constitute but one and the same agreement. A telecopy, pdf or similar electronic file of any such executed counterpart shall be deemed valid and may be relied upon as an original.
     Section 2.6 Effect; Ratification.
(a)	Except as specifically set forth above, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b)	The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Loan Agreement or any other Loan Document, nor constitute amendment of any provision of the Loan Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

(c)	Each Borrower acknowledges and agrees that the amendments set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by the Administrative Agent, Issuing Bank and the Required Lenders of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Loan Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate the Administrative Agent, Issuing Bank or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of the Administrative Agent, Issuing Bank or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.
     Section 2.7 Reaffirmation. Each Borrower hereby acknowledges and reaffirms all of its obligations and undertakings under each of the Loan Documents to which it is a party and acknowledges and agrees that subsequent to, and after taking account of the provisions of this Amendment, each such Loan Document is and shall remain in full force and effect in accordance with the terms thereof.
     Section 2.8 No Oral Agreements. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
     Section 2.9 GOVERNING LAW. THIS AMENDMENT, UNLESS OTHERWISE SPECIFIED, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).
[Signature Pages Follow]
     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

BORROWERS : COOPER TIRE & RUBBER COMPANY
By:	/s/ C. F. Nagy
	Name:	C.F. Nagy
	Title:	Assistant Treasurer

By:	/s/ Bradley E. Hughes
	Name:	Bradley E. Hughes
	Title:	Vice President & Chief Financial Officer

MAX-TRAC TIRE CO., INC.
By:	/s/ C. F. Nagy
	Name:	C.F. Nagy
	Title:	Assistant Treasurer

By:	/s/ Donald P. Ingols
	Name:	Donald P. Ingols
	Title:	Vice President

LENDERS : BANK OF AMERICA, N.A., as Administrative Agent, Issuing Bank and a Lender
By:	/s/ Charles Fairchild
	Name:	Charles Fairchild
	Title:	Officer

PNC BANK, N.A., as a Lender
By:	/s/ Thomas L. Humbyrd
	Name:	Thomas L. Humbyrd
	Title:	Vice President

JP MORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Adam Endsley
	Name:	Adam Endsley
	Title:	Vice President

FIFTH THIRD BANK, as a Lender
By:	/s/ Brian Jelinski
	Name:	Brian Jelinski
	Title:	Assistant Vice President

KEY BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Robert R. Conrad, Jr.
	Name:	Robert R. Conrad, Jr.
	Title:	Senior Vice President